Further Estimates

Fiscal Year Ending March 31, 2009

Further Estimates
Statement of Operations and Accumulated Deficit
(in thousands of dollars)

	Estimated 2008-09	Forecast 2007-08	Estimated 2007-08
Revenue	9,366,500	9,395,200	7,869,300
Operating Expense	8,581,880	8,171,838	7,789,730
Operating Surplus	784,620	1,223,362	79,570
Debt Servicing	(535,000)	(530,000)	(560,000)
Pre-Transfer Surplus (Deficit)	249,620	693,362	(480,430)
Transfer (to) Growth and Financial Security Fund	(124,810)	--	--
Transfer from Growth and Financial Security Fund	125,190	--	--
Transfer from (to) Fiscal Stabilization Fund	--	(346,681)	509,872
Transfer from (to) Saskatchewan Infrastructure Fund	--	--	45,558
Surplus for the Year	250,000	346,681	75,000
Accumulated Deficit, Beginning of Year	(3,654,545)	(4,001,226)	(4,001,226)
Accumulated Deficit, End of Year	(3,404,545)	(3,654,545)	(3,926,226)

Further Estimates
Growth and Financial Security Fund
(in thousands of dollars)

Estimated 2008-09
Transfer from Fiscal Stabilization Fund	1,234,181
Transfer from Saskatchewan Infrastructure Fund	105,090
Transferred Balance	1,339,271
Transfer from General Revenue Fund	124,810
Transfer (to) General Revenue Fund	(125,190)
Growth and Financial Security Fund, End of Year	1,338,891
The Growth and Financial Security Fund is established by The Growth and Financial Security Act to assist the Government in achieving its long-term objectives by providing financial security from year to year and/or enhancing economic development in Saskatchewan. The balances remaining in the Fiscal Stabilization Fund and the Saskatchewan Infrastructure Fund will be transferred to the Growth and Financial Security Fund as they existed the day before the Act comes into force.
Transfer from the General Revenue Fund (GRF) is 50 per cent of the GRF’s pre-transfer surplus in accordance with Section 18(1) of the Act.
Transfer to the GRF is pursuant to Section 20 of the Act.
Balances in the Fund are invested in short and medium-term marketable securities.

Further Estimates
Municipal Affairs
 Vote 30
(in thousands of dollars)

		Estimated 2008-09
Municipal Financial Assistance (MA07)

Provides financial assistance in support of municipal governance, infrastructure and services.
Assistance is also provided to related authorities and agencies for the management of property assessment.

Allocations
Urban Revenue Sharing		5,773
Rural Revenue Sharing		3,821
Northern Revenue Sharing		818

Classification by Type	2008-09
Transfers for Public Services	10,412
		10,412

Further Estimates
Growth and Financial Security Fund
 Vote 82
(in thousands of dollars)

		Revised Estimated 2008-09
Growth and Financial Security Fund Transfer (GF01)

Provides for the transfer of funds from the General Revenue Fund pursuant to Section 18(1) of
The Growth and Financial Security Act. The Act requires 50 per cent of the General Revenue
Fund’s pre-transfer surplus to be transferred to the Growth and Financial Security Fund.
	Revised 2008-09
Transfer from the General Revenue Fund	124,810
Amounts in this subvote are “Statutory”.		124,810

The revised estimated amount reflects 50 per cent of the pre-transfer surplus as a result of an additional expenditure introduced in Further Estimates.

Further Estimates
Supplementary Information
Fiscal Year Ending March 31, 2009

Further Estimates were tabled in the Legislative Assembly of Saskatchewan on April 30, 2008.

This file includes Supplementary Information to the Further Estimates. The Supplementary Information was not tabled in the Legislative Assembly of Saskatchewan.

Further Estimates
Supplementary Information

The full set of Financial Statements and Schedules included in the 2008-09 Main Estimates are provided as supplementary information. Changes to the Statements and Schedules as a result of the Further Estimates are shaded in gray. Only the changes are shaded, calculation results are not shaded. The following supplementary information includes:

* No change is required to this Statement/Schedule as a result of the additional expenditures introduced in Further Estimates.

SASKATCHEWAN

Further Estimates
Municipal Affairs

 Vote 30

The Ministry helps ensure effective local government and sustainable municipal infrastructure and services. The Ministry provides the legislative framework for cities, urban, rural and northern municipalities, as well as some of the technical and policy support municipalities need. The Ministry also works closely with municipalities, their representative organizations, and other provincial ministries to foster fair and effective regulatory and revenue sharing regimes.

Summary of Appropriation and Expense
 (in thousands of dollars)

	Estimated 2008-09	Estimated 2007-08
Central Management and Services	4,406	4,042
Municipal Financial Assistance	206,566	187,367
Federal Municipal Assistance	32,397	33,321
Municipal Relations	6,554	6,240
Saskatchewan Municipal Board	1,297	1,201
Total Appropriation	251,220	232,171
Capital Asset Acquisitions	--	--
Capital Asset Amortization	--	--
Total Expense	251,220	232,171

FTE Staff Complement
Ministry	137.0	131.0
	137.0	131.0

For comparative purposes, figures shown for 2007-08 have been restated to be consistent with the presentation of the 2008-09 Estimates. The Restatement Schedule, provided in the Supplementary Information section, presents an itemized reconciliation of appropriations and staff complements.

The “Total Appropriation” includes the estimated “To Be Voted” and “Statutory” amounts. The “Total Expense” excludes the appropriation required for the Ministry’s capital asset acquisitions and includes the amortization of the Ministry’s capital assets.

Further Estimates
Municipal Affairs
 Vote 30 - Continued
(in thousands of dollars)

	Estimated 2008-09	Estimated 2007-08
Municipal Financial Assistance (MA07)

Provides financial assistance in support of municipal governance, infrastructure and services.
Assistance is also provided to related authorities and agencies for the management of property assessment.

Allocations
Urban Revenue Sharing			77,941	67,447
Rural Revenue Sharing			51,577	44,631
Northern Revenue Sharing			11,038	10,181
Rural Municipal Primary Weight Corridors Program			10,000	5,000
Municipal Rural Infrastructure Fund - Phase 1			25,679	21,715
Municipal Rural Infrastructure Fund - Phase 2			--	16,000
Building Canada Fund - Communities Component			5,000	--
Urban Development Agreements			2,081	1,582
Saskatchewan Infrastructure Growth Initiative			2,400	--
Transit Assistance for the Disabled			2,650	2,650
Grants-in-Lieu of Property Taxes			12,000	11,500
Saskatchewan Assessment Management Agency (Statutory)			5,870	4,000
Saskatchewan Assessment Management Agency Supplementary			330	2,661

Classification by Type	2008-09	2007-08
Transfers for Public Services	154,980	137,045
Transfers for Public Services - Capital	51,586	50,322
This subvote includes “Statutory” amounts. The amount “To Be Voted” is $200,696K.			206,566	187,367

SASKATCHEWAN

Further Estimates
Growth and Financial Security Fund

 Vote 82

The Growth and Financial Security Fund is created by Legislation to assist the Government in achieving its long-term objectives by providing for financial security from year to year.

Summary
 (in thousands of dollars)

	Estimated 2008-09	Estimated 2007-08
Transfer from the General Revenue Fund	124,810	--
	124,810	--

Further Estimates
Growth and Financial Security Fund

 Vote 82 - Continued
(in thousands of dollars)

			Estimated 2008-09	Estimated 2007-08
Growth and Financial Security Transfer (GF01)

Provides for the transfer of funds from the General Revenue Fund pursuant to Section 18(1) of
The Growth and Financial Security Act. The Act requires 50 per cent of the General Revenue
Fund’s pre-transfer surplus to be transferred to the Growth and Financial Security Fund.

	2008-09	2007-08
Transfer from the General Revenue Fund	124,810	--
Amounts in this subvote are "Statutory".			124,810	--

Note: The Growth and Financial Security Fund is establised by The Growth and Financial Security Act to assist the Government in achieving its long-term objectives by providing financial security from year to year and/or enhancing economic development in Saskatchewan.

Further Estimates - Supplementary Information
Statement of Operations and Accumulated Deficit
 (in thousands of dollars)

	Estimated 2008-09	Forecast 2007-08	Estimated 2007-08
Revenue	9,366,500	9,395,200	7,869,300
Operating Expense	8,581,880	8,171,838	7,789,730
Operating Surplus	784,620	1,223,362	79,570
Debt Servicing	(535,000)	(530,000)	(560,000)
Pre-Transfer Surplus (Deficit)	249,620	693,362	(480,430)
Transfer (to) Growth and Financial Security Fund	(124,810)	--	--
Transfer from Growth and Financial Security Fund	125,190	--	--
Transfer from (to) Fiscal Stabilization Fund	--	(346,681)	509,872
Transfer from (to) Saskatchewan Infrastructure Fund	--	--	45,558
Surplus for the Year	250,000	346,681	75,000
Accumulated Deficit, Beginning of Year	(3,654,545)	(4,001,226)	(4,001,226)
Accumulated Deficit, End of Year	(3,404,545)	(3,654,545)	(3,926,226)

Statement of Change in Net Debt
 (in thousands of dollars)

	Estimated 2008-09	Forecast 2007-08	Estimated 2007-08
Annual Surplus	250,000	346,681	75,000
Acquisition of Capital Assets	(364,551)	(322,993)	(297,643)
Amortization of Capital Assets	151,114	143,996	151,155
(Increase) Decrease in Net Debt from Operations	36,563	167,684	(71,488)
Net Debt, Beginning of Year	(6,277,985)	(6,445,669)	(6,445,669)
Net Debt, End of Year	(6,241,422)	(6,277,985)	(6,517,157)

Debt Retirement Fund
 (in thousands of dollars)

Estimated 2008-09
Balance, Beginning of Year	--
Surplus for the Year	250,000
Balance, End of Year	250,000

The Debt Retirement Fund is established by The Growth and Financial Security Act. The Fund is an accounting of the surpluses of the General Revenue Fund that are allocated to the Fund on or after April 1, 2008.

Further Estimates - Supplementary Information
Growth and Financial Security Fund
 (in thousands of dollars)

Estimated 2008-09
Transfer from Fiscal Stabilization Fund	1,234,181
Transfer from Saskatchewan Infrastructure Fund	105,090
Transferred Balance	1,339,271
Transfer from General Revenue Fund	124,810
Transfer (to) General Revenue Fund	(125,190)
Growth and Financial Security Fund, End of Year	1,338,891
The Growth and Financial Security Fund is established by The Growth and Financial Security Act to assist the Government in achieving its long-term objectives by providing financial security from year to year and/or enhancing economic development in Saskatchewan. The balances remaining in the Fiscal Stabilization Fund and the Saskatchewan Infrastructure Fund will be transferred to the Growth and Financial Security Fund as they existed the day before the Act comes into force.
Transfer from the General Revenue Fund (GRF) is 50 per cent of the GRF’s pre-transfer surplus in accordance with Section 18(1) of the Act.
Transfer to the GRF is pursuant to Section 20 of the Act.
Balances in the Fund are invested in short and medium-term marketable securities.

Fiscal Stabilization Fund
 (in thousands of dollars)

	Estimated 2008-09	Forecast 2007-08	Estimated 2007-08
Fiscal Stabilization Fund, Beginning of Year	1,234,181	887,500	887,500
Transfer from (to) General Revenue Fund	--	346,681	(509,872)
Transfer to Growth and Financial Security Fund	(1,234,181)	--	--
Fiscal Stabilization Fund, End of Year	--	1,234,181	377,628
The balance remaining in the Fund will be transferred to the Growth and Financial Security Fund as the balance existed the day before The Growth and Financial Security Act comes into force.

Saskatchewan Infrastructure Fund
 (in thousands of dollars)

	Estimated 2008-09	Forecast 2007-08	Estimated 2007-08
Saskatchewan Infrastructure Fund, Beginning of Year	105,090	105,090	105,090
Transfer from (to) General Revenue Fund	--	--	(45,558)
Transfer to Growth and Financial Security Fund	(105,090)	--	--
Saskatchewan Infrastructure Fund, End of Year	--	105,090	59,532
The balance remaining in the Fund will be transferred to the Growth and Financial Security Fund as the balance existed the day before The Growth and Financial Security Act comes into force.

Further Estimates - Supplementary Information
Statement of Cash Flow
(in thousands of dollars)

	Estimated 2008-09	Forecast 2007-08	Estimated 2007-08
Operating Activities
Surplus for the Year	250,000	346,681	75,000
Add Non-cash Items
Amortization of Foreign Exchange (Gain) Loss	(972)	(972)	3,204
Amortization of Capital Assets	151,114	143,996	151,155
Loss on Loans and Investments	1,621	5,791	517
Net Change in Non-cash Operating Activities	(39,839)	(60,135)	(93,413)
Earnings Retained in Sinking Funds	(46,023)	(36,500)	(50,939)
Cash Provided by (used for) Operating Activities	315,901	398,861	85,524

Capital Activities
Acquisition of Capital Assets	(364,551)	(322,993)	(297,643)
Cash Provided by (used for) Capital Activities	(364,551)	(322,993)	(297,643)

Lending and Investing Activities
Receipts	485,749	580,790	572,735
Disbursements	(692,829)	(635,593)	(908,294)
Cash Provided by (used for) Lending and Investing Activities	(207,080)	(54,803)	(335,559)

Financing Activities
Borrowing	910,869	774,029	1,286,456
Debt Repayment	(732,851)	(1,102,269)	(872,178)
Cash Provided by (used for) Financing Activities	178,018	(328,240)	414,278
(Decrease) Increase in Cash [1]	(77,712)	(307,175)	(133,400)
[1] Cash also includes temporary, short-term (less than 30 days) investments.

Further Estimates - Supplementary Information
Schedule of Revenue
(in thousands of dollars)

	Estimated 2008-09	Forecast 2007-08	Estimated 2007-08
Taxes
Corporation Capital	444,100	417,300	430,700
Corporation Income	616,500	671,900	460,000
Fuel	413,300	401,300	380,300
Individual Income	1,932,000	1,931,600	1,685,000
Sales	979,800	936,500	874,500
Tobacco	183,800	183,800	178,300
Other	109,500	101,100	96,100
Taxes	4,679,000	4,643,500	4,104,900
Non-Renewable Resources
Crown Land Sales	192,500	418,900	115,000
Natural Gas	118,000	116,800	189,900
Oil	1,054,600	1,152,700	780,500
Potash	352,600	261,900	324,800
Other	189,200	113,200	105,200
Non-Renewable Resources	1,906,900	2,063,500	1,515,400
Transfers from Crown Entities
Crown Investments Corporation of Saskatchewan	185,000	200,000	200,000
- Special Dividend	365,000	--	--
Saskatchewan Liquor and Gaming Authority	383,600	376,400	350,700
Other Enterprises and Funds	34,800	52,200	46,100
Transfers from Crown Entities	968,400	628,600	596,800
Other Revenue
Fines, Forfeits and Penalties	10,200	10,200	10,200
Interest, Premium, Discount and Exchange	92,400	89,400	75,300
Motor Vehicle Fees	141,500	139,400	134,900
Other Licences and Permits	34,700	33,800	34,600
Sales, Services and Service Fees	91,100	94,500	84,600
Transfers from Other Governments	16,800	15,900	17,100
Other	40,000	47,400	17,000
Other Revenue	426,700	430,600	373,700
Own-Source Revenue	7,981,000	7,766,200	6,590,800
Transfers from the Government of Canada
Canada Health Transfer	810,900	755,500	760,700
Canada Social Transfer	335,000	335,000	337,900
Equalization Payments	--	226,100	--
Other	239,600	312,400	179,900
Transfers from the Government of Canada	1,385,500	1,629,000	1,278,500
Revenue	9,366,500	9,395,200	7,869,300

Further Estimates - Supplementary Information
Schedule of Expense
 (in thousands of dollars)

	Estimated 2008-09	Forecast 2007-08	Estimated 2007-08
Executive Branch of Government
Advanced Education, Employment and Labour	761,014	697,117	685,666
Agriculture	302,805	315,475	300,981
Corrections, Public Safety and Policing	291,878	304,987	261,836
Education	992,231	853,723	808,865
- Teachers’ Pensions and Benefits	194,083	187,975	135,783
Energy and Resources	38,551	58,112	34,349
Enterprise and Innovation	60,131	54,967	52,589
Environment	186,167	177,586	172,467
Executive Council	8,716	13,395	9,302
Finance	44,256	42,529	42,469
- Public Service Pensions and Benefits [1]	254,278	246,409	243,860
First Nations and Métis Relations	70,336	75,595	57,732
Government Services	13,450	11,648	11,848
Health	3,745,333	3,538,817	3,445,239
Highways and Infrastructure	372,090	365,660	347,309
Information Technology Office	5,401	5,246	4,999
Intergovernmental Affairs	3,538	2,832	2,832
Justice and Attorney General [2]	129,542	128,894	125,116
Municipal Affairs	251,220	230,626	232,171
Office of the Provincial Secretary	4,153	3,685	3,485
Public Service Commission	36,621	47,900	29,850
Saskatchewan Research Council	12,082	8,992	8,992
Social Services	631,446	618,030	621,715
Tourism, Parks, Culture and Sport	136,858	138,533	117,293

Legislative Branch of Government
Chief Electoral Officer	1,071	10,857	1,174
Children’s Advocate	1,531	1,661	1,450
Conflict of Interest Commissioner	151	138	138
Information and Privacy Commissioner	822	675	675
Legislative Assembly	22,931	21,329	21,105
Ombudsman	2,068	1,940	1,935
Provincial Auditor	7,126	6,505	6,505
Operating Expense	8,581,880	8,171,838	7,789,730
Debt Servicing	535,000	530,000	560,000
Expense	9,116,880	8,701,838	8,349,730
[1]	Includes public service pension expenses related to all branches of government (executive, legislative and judicial).
[2]	Includes expenses for the judicial branch of government.

Further Estimates - Supplementary Information
Schedule of Operating Expense by Classification
 (in thousands of dollars)

	Estimated 2008-09		Per cent of Total	Forecast 2007-08	Per cent of Total	Estimated 2007-08	Per cent of Total
Government Delivered
Programs

Salaries	734,454		8.6	709,953	8.7	687,098	8.8
Supplier and Other Payments	544,733		6.4	562,484	6.9	503,592	6.5
Pensions and Benefits	252,249		2.9	245,025	3.0	242,391	3.1
Amortization	140,608	[1]	1.6	137,472	1.7	144,631	1.9
Government Delivered Programs	1,672,043		19.5	1,654,934	20.3	1,577,712	20.3

Transfers

Transfers for Public Services
- Operating	5,101,153		59.4	4,920,271	60.2	4,757,394	61.2
- Pensions and Benefits	192,657		2.2	186,586	2.2	134,394	1.7
- Capital	464,554		5.4	284,317	3.5	237,148	3.0
Transfers for Public Services	5,758,364		67.0	5,391,174	65.9	5,128,936	65.9
Transfers to Individuals	1,151,473		13.4	1,125,730	13.8	1,083,082	13.9
Transfers	6,909,837		80.5	6,516,904	79.7	6,212,018	79.7
Operating Expense	8,581,880		100.0	8,171,838	100.0	7,789,730	100.0
[1]	For 2008-09, the total amortization on capital assets is $151,114K. The presented amount excludes $10,506K billed to clients outside the General Revenue Fund that receive services from Government Ministries.

Further Estimates - Supplementary Information
Schedule of 2008-09 Ministry Operating Expense by Classification
 (in thousands of dollars)

	Government Delivered Programs				Transfers				Expense Recovery
					Transfers for Public Service
Vote	Saleries	Supplier and Other Payments	Pensions/ Benefits	Amortization	Operating	Pensions/ Benefits	Capital	Transfers to Individuals	Internal Recoveries	External Recoveries	Expense

Executive Branch of Government
Advanced Education, Employment and Labour	39,004	24,228	--	2,392	585,155	--	42,643	68,533	(941)	--	761,014
Agriculture	28,375	23,804	--	2,461	47,479	--	--	200,956	(270)	--	302,805
Corrections, Public Safety and Policing	114,415	38,493	--	240	131,034	--	--	7,696	--	--	291,878
Education	19,881	20,453	--	979	674,450	192,657	118,297	159,597	--	--	1,186,314
Energy and Resources	18,176	12,291	--	4,528	3,505	--	--	51	--	--	38,551
Enterprise and Innovation	5,582	4,260	--	27	49,129	--	--	1,133	--	--	60,131
Environment	64,211	80,809	--	4,508	35,032	--	2,689	--	(1,082)	--	186,167
Executive Council	5,794	2,922	--	--	--	--	--	--	--	--	8,716
Finance	24,379	20,913	252,249	993	--	--	--	--	--	--	298,534
First Nations and Métis Relations	5,202	3,103	--	7	53,569	--	--	8,455	--	--	70,336
Government Services	41,886	212,092	--	31,560	--	--	--	--	(201,058)	(71,031)	13,450
Health	45,542	50,029	--	997	3,171,148	--	161,831	315,786	--	--	3,745,333
Highways and Infrastructure	67,760	191,138	--	96,925	2,100	--	18,167	--	--	(4,000)	372,090
Information Technology Office	20,350	37,146	--	126	--	--	--	--	(50,871)	(1,349)	5,401
Intergovernmental Affairs	2,108	861	--	--	569	--	--	--	--	--	3,538
Justice and Attorney General	69,750	35,080	--	1,300	4,182	--	--	19,865	(635)	--	129,542
Municipal Affairs	9,268	3,316	--	--	155,100	--	83,536	--	--	--	251,220
Office of the Provincial Secretary	1,866	2,287	--	--	--	--	--	--	--	--	4,153
Public Service Commission	24,285	11,086	--	1,250	--	--	--	--	--	--	36,621
Saskatchewan Research Council	--	--	--	--	12,082	--	--	--	--	--	12,082
Social Services	107,113	41,858	--	961	112,113	--	--	369,401	--	--	631,446
Tourism, Parks, Culture and Sport	8,182	27,037	--	1,701	62,547	--	37,391	--	--	--	136,858

Legislative Branch of Government
Chief Electoral Officer	704	367	--	--	--	--	--	--	--	--	1,071
Children’s Advocate	1,238	293	--	--	--	--	--	--	--	--	1,531
Conflict of Interest Commissioner	104	47	--	--	--	--	--	--	--	--	151
Information and Privacy Commissioner	599	223	--	--	--	--	--	--	--	--	822
Legislative Assembly	13,246	7,637	--	90	1,958	--	--	--	--	--	22,931
Ombudsman	1,657	411	--	--	--	--	--	--	--	--	2,068
Provincial Auditor	4,917	2,140	--	69	--	--	--	--	--	--	7,126
	745,594	854,324	252,249	151,114	5,101,152	192,657	464,554	1,151,473	(254,857)	(76,380)	8,581,880
Adjustment for Internal Recoveries	--	(254,857)	--	--	--	--	--	--	254,857	--	--
Adjustment for External Recoveries	(11,140)	(54,734)	--	(10,506)	--	--	--	--	--	76,380	--
Operating Expense	734,454	544,733	252,249	140,608	5,101,152	192,657	464,554	1,151,473	--	--	8,581,880

Further Estimates - Supplementary Information
Schedule of Capital Investments
 (in thousands of dollars)

Capital Asset Acquisitions	Estimated 2008-09		Forecast 2007-08	Estimated 2007-08
Infrastructure and Buildings
Advanced Education, Employment and Labour - SIAST Upgrade	3,200		4,800	--
Corrections, Public Safety and Policing - Correctional Facility Upgrades	880		1,318	1,318
Corrections, Public Safety and Policing - Provincial Telecommunications	11,349		3,500	--
Corrections, Public Safety and Policing - Regina Provincial
Correctional Centre	7,572		30,464	26,602
Corrections, Public Safety and Policing - Saskatoon Provincial
Correctional Centre	2,120		1,965	--
Environment - Fish and Wildlife Program	40		40	40
Finance - Leasehold Improvements	400		900	600
Government Services - Buildings and Building Improvements	6,100		7,077	8,248
Health - Provincial Infrastructure Projects	27,675		17,450	17,450
Highways and Infrastructure - Equipment Storage Buildings	3,180		1,666	2,466
Highways and Infrastructure Capital - Highways and Bridges	137,524		139,424	118,353
Highways and Infrastructure Capital - Infrastructure Rehabilitation	88,188		56,365	62,552
Highways and Infrastructure Capital - Strategic Rural Roads
Partnership Program	--		2,964	4,400
Justice and Attorney General - Leasehold Improvements - Courts	3,050		5,050	4,250
Social Services - Leasehold Improvements	978		700	1,000
Tourism, Parks, Culture and Sport - Parks Capital Projects	5,784		4,920	4,808

Machinery and Equipment
Environment - Compliance Equipment	215		115	115
Environment - Forest Fire Capital Projects	26,224		11,182	11,867
Environment - Forest Fire Operations	890		1,055	890
Government Services - Transportation Equipment	20,713		20,508	20,508
Highways and Infrastructure - Ferry Machinery and Equipment	119		115	115
Highways and Infrastructure - Highways Machinery and Equipment	9,000		8,499	8,500

Major Information Technology Initiatives
Advanced Education, Employment and Labour - Various projects	--		1,200	1,200
Corrections, Public Safety and Policing - Justice Enterprise Information Network	600		112	112
Finance - Provincial Comptroller	175		200	--
Information Technology Office - Major Capital Asset Acquisitions	250		250	250
Justice and Attorney General - Justice Enterprise Information Network	--		112	112
Public Service Commission - MIDAS Human Resources/Payroll	2,321		--	--
Social Services - Child and Family Services Administration	3,205		--	--

General Office Assets
Agriculture	250		250	250
Chief Electoral Officer	--		125	125
Health	1,641		525	525
Legislative Assembly	--		--	15
Provincial Auditor	58		72	72
Social Services	850		70	900
Capital Asset Acquisitions	364,551	[1]	322,993	297,643

[1]	This amount excludes an estimated $44M carried over from the previous fiscal year’s appropriation as permitted by The Appropriation Act, 2007 (No. 3).

Further Estimates - Supplementary Information
Schedule of Capital Investments
(in thousands of dollars)

Capital Transfer Payments	Estimated 2008-09	Forecast 2007-08	Estimated 2007-08
Advanced Education, Employment and Labour
French Language Institute	--	350	350
Innovation and Science	5,907	--	--
Post-Secondary	36,736	18,809	10,429
Education
Child Care Facilities	675	7,750	2,500
French Language Education Capital	--	2,237	2,237
School Facilities	117,622	31,426	18,326
Environment
Saskatchewan Watershed Authority - Water Infrastructure Rehabilitation	2,689	2,662	2,662
Health
Health Facilities	131,931	43,772	36,472
Medical Equipment	29,900	34,000	22,100
Highways and Infrastructure
Canada-Saskatchewan Infrastructure Program	2,767	4,127	2,376
Canada Strategic Infrastructure Fund	--	11,503	11,500
Municipal Resource Roads	5,000	5,000	5,000
Urban Connectors	10,400	--	--
Municipal Affairs
Municipal Rural Infrastructure Fund - Phase 1	25,679	20,678	21,715
Municipal Rural Infrastructure Fund - Phase 2	--	16,000	16,000
New Deal for Cities and Communities	31,950	32,364	32,364
Public Transit Program	--	510	510
Rural Municipal Primary Weight Corridors Program	10,000	5,000	5,000
Rural Revenue Sharing - Roads and Other Infrastructure	6,151	5,750	5,750
Transit Vehicles for the Disabled	275	275	275
Urban Development Agreements	2,081	1,582	1,582
Building Canada Fund - Communities Component	5,000	--	--
Saskatchewan Infrastructure Growth Initiative	2,400	--	--
Tourism, Parks, Culture and Sport
Building Communities	37,391	40,522	40,000
Capital Transfer Payments	464,554	284,317	237,148
Capital Investments	829,105	607,310	534,791

Schedule of Government Owned Capital Assets
 (in thousands of dollars)

Capital Asset Categories	Forecast March 31, 2008 Net Book Value	[1]	Estimated Acquisitions	Estimated Amortization		Estimated March 31, 2009 Net Book Value	[1]

Infrastructure	1,642,027		227,817	(93,988)		1,775,856
Land, Buildings and Improvements	632,990		73,209	(26,100)		680,099
Machinery and Equipment	78,526		31,872	(20,176)		90,222
Transportation Equipment	155,218		25,012	(3,817)		176,413
Office and Information Technology	33,754		6,641	(7,033)		33,362
Capital Assets	2,542,515		364,551	(151,114	) [2]	2,755,952

[1]	Net Book Value is the cost of the capital assets less the accumulated amortization.
[2]	This amount includes $10,506K that is charged to clients external to the GRF and is net budgeted.

Further Estimates - Supplementary Information
Schedule of Lending and Investing Activities
 (in thousands of dollars)

Receipts	Estimated 2008-09	Forecast 2007-08	Estimated 2007-08
Crown Corporations - Loan Repayments
Information Services Corporation of Saskatchewan	--	11,000	3,500
Investment Saskatchewan Inc.	3,919	7,000	7,000
Municipal Financing Coorporation of Saskatchewan	--	4,946	500
Saskatchewan Crop Insurance Corporation	50,000	15,800	15,400
Saskatchewan Housing Corporation	31,000	--	--
Saskatchewan Opportunities Corporation	4,800	--	--
Saskatchewan Power Corporation	69,108	330,725	330,725
Saskatchewan Telecommunications Holding Corporation	20,779	13,597	13,597
Saskatchewan Water Corporation	1,009	940	2,440
SaskEnergy Incorporated	25,126	80,000	80,000
Crown Corporations - Loan Repayments	205,741	464,008	453,162
Other - Loan Repayments
Advanced Education, Employment and Labour	49,000	46,546	56,650
Agriculture	1,400	1,600	2,150
Energy and Resources	1,064	567	567
Enterprise and Innovation	5,100	4,700	4,700
First Nations and Métis Relations	1,300	1,200	2,288
Highways and Infrastructure	101	91	91
Other Receipts	23	22	22
Other - Loan Repayments	57,988	54,726	66,468
Loan Repayments	263,729	518,734	519,630

Investment Receipts
Sinking Fund Contributions from Crown Corporations	31,630	60,056	51,605
Agricultural Land and Improvements	2,000	2,000	1,500
Redemption of Sinking Funds	58,390	--	--
Equity Repayment from Crown Investments Corporation of
Saskatchewan	130,000	--	--
Investment Receipts	222,020	62,056	53,105
Receipts	485,749	580,790	572,735

Further Estimates - Supplementary Information
Schedule of Lending and Investing Activities
 (in thousands of dollars)

Disbursements	Estimated 2008-09	Forecast 2007-08	Estimated 2007-08
Crown Corporations - Loans
Agricultural Credit Corporation of Saskatchewan	3,000	2,000	--
Municipal Financing Corporation of Saskatchewan	37,500	8,900	--
Saskatchewan Crop Insurance Corporation	1,600	--	--
Saskatchewan Opportunities Corporation	26,000	19,100	26,700
Saskatchewan Power Corporation	243,000	250,000	475,100
Saskatchewan Telecommunications Holding Corporation	158,100	--	146,400
Saskatchewan Water Corporation	12,600	8,300	4,800
SaskEnergy Incorporated	53,100	141,991	70,200
Crown Corporations - Loans	534,900	430,291	723,200

Other - Loans
Advanced Education, Employment and Labour	43,000	43,000	56,000
Agriculture	2,825	27,125	--
Enterprise and Innovation	5,500	5,600	5,600
First Nations and Métis Relations	1,600	1,300	2,500
Highways and Infrastructure	750	128	1,000
Other - Loans	53,675	77,153	65,100
Loans	588,575	507,444	788,300

Investments
Contributions to Sinking Funds	104,054	127,949	119,594
Agricultural Land and Improvements	200	200	400
Investments	104,254	128,149	119,994
Disbursements	692,829	635,593	908,294

Further Estimates - Supplementary Information
Schedule of Borrowing Requirements
 (in thousands of dollars)

	Estimated 2008-09	Forecast 2007-08	Estimated 2007-08
Borrowing for Crown Corporations
Agricultural Credit Corporation of Saskatchewan	3,000	2,000	--
Municipal Financing Corporation of Saskatchewan	37,500	8,900	--
Saskatchewan Crop Insurance Corporation	1,600	--	--
Saskatchewan Opportunities Corporation	26,000	19,100	26,700
Saskatchewan Power Corporation	243,000	250,000	475,100
Saskatchewan Telecommunications Holding Corporation	158,100	--	146,400
Saskatchewan Water Corporation	12,600	8,300	4,800
SaskEnergy Incorporated	53,100	141,991	70,200
Borrowing for Crown Corporations	534,900	430,291	723,200
Borrowing for Government	375,969	343,738	563,256
Borrowing Requirements	910,869	774,029	1,286,456

Further Estimates - Supplementary Information
Schedule of Debt
 as at March 31
(in thousands of dollars)

	Estimated Gross Debt 2009	Estimated Sinking Funds 2009	Estimated Debt 2009	Forecast Debt 2008	Estimated Debt 2008
Crown Corporation Debt
Agricultural Credit Corporation of Saskatchewan	5,000	--	5,000	2,000	--
Information Services Corporation of Saskatchewan	13,547	--	13,547	13,547	21,047
Investment Saskatchewan Inc.	--	--	--	3,919	3,919
Municipal Financing Corporation of Saskatchewan	63,730	(751)	62,979	25,768	21,307
Saskatchewan Crop Insurance Corporation	51,600	(27,924)	23,676	73,342	81,050
Saskatchewan Housing Corporation	52,004	(18,666)	33,338	34,411	33,383
Saskatchewan Opportunities Corporation	58,300	--	58,300	37,100	44,700
Saskatchewan Power Corporation	2,618,488	(219,078)	2,399,410	2,258,638	2,481,509
Saskatchewan Telecommunications Holding Corporation	484,700	(63,338)	421,362	290,105	435,332
Saskatchewan Water Corporation	53,921	(1,143)	52,778	41,379	36,830
SaskEnergy Incorporated	803,419	(47,654)	755,765	732,706	660,137
Crown Corporation Debt	4,204,709	(378,554)	3,826,155	3,512,915	3,819,214
Government Debt	7,660,923	(1,041,557)	6,619,366	6,830,564	7,270,250
Debt	11,865,632	(1,420,111)	10,445,521	10,343,479	11,089,464
Guaranteed Debt	45,735	--	45,735	41,810	39,196
Debt Plus Guaranteed Debt	11,911,367	(1,420,111)	10,491,256	10,385,289	11,128,660

Crown Corporation Purpose	4,205,126	(378,554)	3,826,572	3,513,384	3,820,038
Government Purpose	7,706,241	(1,041,557)	6,664,684	6,871,905	7,308,622
Debt Plus Guaranteed Debt	11,911,367	(1,420,111)	10,491,256	10,385,289	11,128,660

Further Estimates - Supplementary Information
Schedule of Guaranteed Debt
 as at March 31
(in thousands of dollars)

	Estimated 2009	Forecast 2008	Estimated 2008
Guaranteed Debt for Crown Corporations
The Power Corporation Act
Saskatchewan Power Savings Bonds
Series I to Series VII (matured)	17	19	19
The Saskatchewan Development Fund Act
Guaranteed Investments	300	350	678
The Saskatchewan Telecommunications Act
TeleBonds (matured)	100	100	127
Guaranteed Debt for Crown Corporations	417	469	824

Other Guaranteed Debt
The Economic and Co-operative Development Act
Vanguard Inc.	1,250	1,250	1,250
The Farm Financial Stability Act
Breeder Associations Loan Guarantees	21,000	20,000	18,417
Feeder Associations Loan Guarantees	16,000	15,000	14,778
Feedlot Construction Loan Guarantees	4,000	3,000	2,749
Individual Feedlot Loan Guarantees	2,000	2,000	75
Enhanced Feeder Loan Guarantees	1,000	--	1,000
The Housing and Special Care Homes Act
Senior Citizens’ Housing	26	29	29
The NewGrade Energy Inc. Act
NewGrade Energy Inc.	--	--	23
The Student Assistance and Student Aid Fund Act	42	62	51
Other Guaranteed Debt	45,318	41,341	38,372
Guaranteed Debt	45,735	41,810	39,196

Further Estimates - Supplementary Information
Summary of Budgetary Appropriation and Expense
 (in thousands of dollars)

	Voted 2008-09	Statutory 2008-09	Estimated 2008-09		Forecast 2007-08	Estimated 2007-08
Executive Branch of Government
Advanced Education, Employment and Labour	761,779	43	761,822		700,749	684,498
Agriculture	300,080	514	300,594		313,301	298,807
Corrections, Public Safety and Policing	314,116	43	314,159		342,106	289,628
Education	1,016,747	168,588	1,185,335		1,040,617	943,567
Energy and Resources	33,980	43	34,023		53,584	29,594
Enterprise and Innovation	60,061	43	60,104		54,940	52,562
Environment	208,985	43	209,028		186,459	180,377
Executive Council	8,611	105	8,716		13,395	9,302
Finance	179,830	118,286	298,116		289,073	285,868
First Nations and Métis Relations	70,286	43	70,329		75,588	57,725
Government Services	40,220	43	40,263		39,233	40,604
Health	3,773,609	43	3,773,652		3,555,911	3,462,716
Highways and Infrastructure	287,421	43	287,464		284,168	260,815
Highways and Infrastructure Capital	225,712	--	225,712		198,753	185,305
Information Technology Office	5,575	--	5,575		5,420	5,151
Intergovernmental Affairs	3,538	--	3,538		2,832	2,832
Justice and Attorney General	120,400	10,892	131,292		132,956	128,378
Municipal Affairs	245,307	5,913	251,220		230,626	232,171
Office of the Provincial Secretary	4,153	--	4,153		3,685	3,485
Public Service Commission	37,692	--	37,692		46,540	28,490
Saskatchewan Research Council	12,082	--	12,082		8,992	8,992
Social Services	635,475	43	635,518		617,013	621,920
Tourism, Parks, Culture and Sport	139,230	1,711	140,941		141,921	120,569

Legislative Branch of Government
Chief Electoral Officer	--	1,071	1,071		10,982	1,299
Children’s Advocate	1,361	170	1,531		1,661	1,450
Conflict of Interest Commissioner	151	--	151		138	138
Information and Privacy Commissioner	822	--	822		675	675
Legislative Assembly	7,925	14,916	22,841		21,235	21,023
Ombudsman	1,898	170	2,068		1,940	1,935
Provincial Auditor	6,945	170	7,115		6,516	6,516
Operating Appropriation	8,503,991	322,936	8,826,927		8,381,009	7,966,392
Servicing Government Debt	--	535,000	535,000		530,000	560,000
Budgetary Appropriation	8,503,991	857,936	9,361,927		8,911,009	8,526,392
Acquisition of Capital Assets			(364,551)		(322,993)	(297,643)
Amortization of Capital Assets (not voted)			119,504	[1]	113,822	120,981
Budgetary Expense			9,116,880		8,701,838	8,349,730

[1]	For 2008-09, the total amortization on capital assets is $151,114K. The presented amount excludes amortization of $10,506K billed to clients outside of the General
Revenue Fund that receive services from Government Ministries and $21,104K charged to client government ministries which is provided for in each ministry’s voted appropriation.